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                                                                    EXHIBIT 23.2
                                                          [Arthur Andersen Logo]


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 21, 1999, included in MarineMax, Inc.'s Form 10-K for the year ended September 30, 1999, and to all references to our firm included in this registration statement.




                                                       /s/ Arthur Andersen LLP


Tampa, Florida,
   February 4, 2000